Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
We are involved in legal, tax and regulatory proceedings before various courts, regulatory commissions, authorities, and governmental agencies with respect to matters that arise in the ordinary course of business, some of which involve substantial amounts of money. We believe that the final disposition of these proceedings, except as otherwise disclosed in these notes to our financial statements, will not have a material adverse effect on our results of operations, financial position, or liquidity.
See also Note 1 - Summary of Significant Accounting Policies, Note 2 - Rate and Regulatory Matters, Note 10 - Callaway Energy Center and Note 14 - Related Party Transactions with New AER in this report.
Callaway Energy Center
The following table presents insurance coverage at Ameren Missouri’s Callaway energy center at December 31, 2012. The property coverage and the nuclear liability coverage must be renewed on April 1 and January 1, respectively, of each year.

Type and Source of Coverage	Maximum Coverages		Maximum Assessments
Public liability and nuclear worker liability:
American Nuclear Insurers	$375		$—
Pool participation	12,219	(a)	118	(b)
	$12,594	(c)	$118
Property damage:
Nuclear Electric Insurance Ltd.	$2,750	(d)	$23	(e)
Replacement power:
Nuclear Electric Insurance Ltd	$490	(f)	$9	(e)
Energy Risk Assurance Company	$64	(g)	$—

(a)	Provided through mandatory participation in an industrywide retrospective premium assessment program.

(b)
Retrospective premium under the Price-Anderson Act. This is subject to retrospective assessment with respect to a covered loss in excess of $375 million in the event of an incident at any licensed U.S. commercial reactor, payable at $17.5 million per year.

(c)
Limit of liability for each incident under the Price-Anderson Act liability provisions of the Atomic Energy Act of 1954, as amended. A company could be assessed up to $118 million per incident for each licensed reactor it operates with a maximum of $17.5 million per incident to be paid in a calendar year for each reactor. This limit is subject to change to account for the effects of inflation and changes in the number of licensed reactors.

(d)
Provides for $500 million in property damage and decontamination, excess property insurance, and premature decommissioning coverage up to $2.25 billion for losses in excess of the $500 million primary coverage.

(e)	All Nuclear Electric Insurance Ltd. insured plants could be subject to assessments should losses exceed the accumulated funds from Nuclear Electric Insurance Ltd.

(f)
Provides the replacement power cost insurance in the event of a prolonged accidental outage at our nuclear energy center. Weekly indemnity up to $4.5 million for 52 weeks, which commences after the first eight weeks of an outage, plus up to $3.6 million per week for a minimum of 71 weeks thereafter for a total not exceeding the policy limit of $490 million.

(g)
Provides the replacement power cost insurance in the event of a prolonged accidental outage at our nuclear energy center. The coverage commences after the first 52 weeks of insurance coverage from Nuclear Electric Insurance Ltd. and is for a weekly indemnity of $900,000 for 71 weeks in excess of the $3.6 million per week set forth above. Energy Risk Assurance Company is an affiliate and has reinsured this coverage with third-party insurance companies. See Note 14 - Related Party Transactions with New AER for more information on this affiliate transaction.

The Price-Anderson Act is a federal law that limits the liability for claims from an incident involving any licensed United States commercial nuclear energy center. The limit is based on the number of licensed reactors. The limit of liability and the maximum potential annual payments are adjusted at least every five years for inflation to reflect changes in the Consumer Price Index. The five-year inflationary adjustment as prescribed by the most recent Price-Anderson Act renewal was effective October 29, 2008. The next adjustment could occur during the fourth quarter of 2013. Owners of a nuclear reactor cover this exposure through a combination of private insurance and mandatory participation in a financial protection pool, as established by the Price-Anderson Act.
Losses resulting from terrorist attacks are covered under Nuclear Electric Insurance Ltd’s policies, subject to an industrywide aggregate policy limit of $3.24 billion within a 12-month period for coverage for such terrorist acts.
If losses from a nuclear incident at the Callaway energy center exceed the limits of, or are not covered by, insurance, or if coverage is unavailable, Ameren Missouri is at risk for any uninsured losses. If a serious nuclear incident were to occur, it could have a material adverse effect on Ameren’s results of operations, financial position, or liquidity.
Leases
We lease various facilities, office equipment, plant equipment, and rail cars under capital and operating leases. The following table presents our lease obligations at December 31, 2012:

	Total	2013	2014	2015	2016	2017	After 5 Years

Capital lease payments(a)	$588	$32	$32	$33	$33	$33	$425
Less amount representing interest	284	27	27	27	27	27	149
Present value of minimum capital lease payments	$304	$5	$5	$6	$6	$6	$276
Operating leases(b)	138	19	14	14	14	14	63
Total lease obligations	$442	$24	$19	$20	$20	$20	$339

(a)	See Properties under Part I, Item 2, and Note 3 - Property and Plant, Net of this report for additional information.

(b)	Amounts related to certain land-related leases have indefinite payment periods. The annual obligation of $2 million for these items is included in the 2013 through 2017 columns, respectively.
Ameren recorded total rental expense, included in operating expenses, of $33 million, $36 million, and $41 million for the years ended December 31, 2012, 2011, and 2010, respectively.
Other Obligations
To supply a portion of the fuel requirements of our energy centers, we have entered into various long-term commitments for the procurement of coal, natural gas, nuclear fuel, and methane gas. We also have entered into various long-term commitments for purchased power and natural gas for distribution. The table below presents our estimated fuel, purchased power, and other commitments at December 31, 2012. Ameren’s purchased power obligations include Ameren Missouri's 102-megawatt power purchase agreement with a wind farm operator that expires in 2024 and the Ameren Illinois power purchase agreements entered into as part of the IPA-administered power procurement process. Included in the Other column are minimum purchase commitments under contracts for equipment, design and construction, and meter reading services at December 31, 2012, obligations related to IEIMA for Ameren Illinois, and obligations related to energy efficiency programs under the MEEIA as approved by the MoPSC's December 2012 electric rate order for Ameren Missouri. The order provides that, beginning in 2013, Ameren Missouri will invest approximately $147 million over three years for energy efficiency programs. See Note 2 - Rate and Regulatory Matters for additional information about the IEIMA and MEEIA.

	Coal	Natural Gas	Nuclear Fuel	Purchased Power(a)	Methane Gas	Other	Total

2013	$620	$327	$36	$421	$3	$156	$1,563
2014	625	249	89	309	3	159	1,434
2015	614	136	87	164	4	117	1,122
2016	644	54	95	78	4	62	937
2017	676	34	78	55	5	50	898
Thereafter	245	105	277	687	99	246	1,659
Total	$3,424	$905	$662	$1,714	$118	$790	$7,613

(a)
The purchased power amounts includes Ameren Illinois' 20-year agreements for renewable energy credits that were entered into in December 2010 with various renewable energy suppliers. The agreements contain a provision that allows Ameren Illinois to reduce the quantity purchased in the event that Ameren Illinois would not be able to recover the costs associated with the renewable energy credits.

Previously, Ameren Illinois entered into an agreement to purchase approximately 15.5 billion cubic feet of synthetic natural gas annually over a 10-year period beginning in 2016 for its natural gas customers. The agreement was entered into pursuant to an Illinois law, that became effective August 2, 2011. Ameren Illinois' obligations under the agreement were contingent on the counterparty reaching certain milestones during the project development and the construction of the plant that was to produce the synthetic natural gas. The counterparty failed to meet certain milestones during 2012 and, accordingly, the contract was terminated.
Environmental Matters
We are subject to various environmental laws and regulations enforced by federal, state, and local authorities. From the beginning phases of siting and development to the ongoing operation of existing or new electric generating, transmission and distribution facilities and natural gas storage, transmission and distribution facilities, our activities involve compliance with diverse environmental laws and regulations. These laws and regulations address emissions, impacts to air, land, and water, noise, protected natural and cultural resources (such as wetlands, endangered species and other protected wildlife, and archeological and historical resources), and chemical and waste handling. Complex and lengthy processes are required to obtain approvals, permits, or licenses for new, existing or modified facilities. Additionally, the use and handling of various chemicals or hazardous materials (including wastes) requires release prevention plans and emergency response procedures.
In addition to existing laws and regulations, including the Illinois MPS that applies to AER's energy centers in Illinois, the EPA is developing environmental regulations that will have a significant impact on the electric utility industry. These regulations could be particularly burdensome for certain companies, including Ameren that operate coal-fired energy centers. Significant new rules proposed or promulgated since the beginning of 2010 include the regulation of greenhouse gas emissions; revised national ambient air quality standards for fine particulates, SO2, and NO2 emissions; the CSAPR, which would have required further reductions of SO2 emissions and NOx emissions from energy centers; a regulation governing management of CCR and coal ash impoundments; the MATS, which require reduction of emissions of mercury, toxic metals, and acid gases from energy centers; revised NSPS for particulate matter, SO2, and NOx emissions from new sources; and new regulations under the Clean Water Act that could require significant capital expenditures such as new water intake structures or cooling towers at our energy centers. The EPA has proposed CO2 limits for new coal-fired and natural gas-fired combined cycle units and is expected to propose limits for existing units in the future. These new and proposed regulations, if adopted, may be challenged through litigation, so their ultimate implementation as well as the timing of any such implementation is uncertain, as evidenced by the CSAPR being vacated and remanded back to the EPA by the United States Court of Appeals for the District of Columbia in August 2012. Although many details of these future regulations are unknown, the combined effects on Ameren of the new and proposed environmental regulations may result in significant capital expenditures and/or increased operating costs over the next five to ten years. Compliance with these environmental laws and regulations could be prohibitively expensive. If they are, these regulations could require us to close or to significantly alter the operation of our energy centers, which could have an adverse effect on our results of operations, financial position, and liquidity, including the impairment of long-lived assets. Failure to comply with environmental laws and regulations might also result in the imposition of fines, penalties, and injunctive measures.
The estimates in the tables below contain all of the known capital costs to comply with existing environmental regulations, including the CAIR, and our assessment of the potential impacts of the EPA's proposed regulation for CCR and the finalized MATS as of December 31, 2012. The estimates in the table below assume that CCR will continue to be regarded as nonhazardous. The estimates in the table below do not include the impacts of regulations proposed by the EPA under the Clean Water Act in March 2011 regarding cooling water intake structures as our evaluation of those impacts is ongoing. The estimates shown in the table below could change significantly depending upon a variety of factors including:

•	Ameren's divestiture of its Merchant Generation business;

•	additional or modified federal or state requirements;

•	further regulation of greenhouse gas emissions;

•	revisions to CAIR or reinstatement of CSAPR;

•	new national ambient air quality standards or changes to existing standards for ozone, fine particulates, SO2, and NOx emissions;

•	additional rules governing air pollutant transport;

•	regulations under the Clean Water Act regarding cooling water intake structures or effluent standards;

•	finalized regulations classifying CCR as being hazardous or imposing additional requirements on the management of CCR;

•	new technology;

•	expected power prices;

•	variations in costs of material or labor; and

•	alternative compliance strategies or investment decisions.
Continuing Operations:

	2013	2014 - 2017			2018 - 2022			Total
AMO(a)	$105	$215	-	$260	$795	-	$975	$1,115	-	$1,340

(a)	Ameren Missouri’s expenditures are expected to be recoverable from ratepayers.
Discontinued Operations:

	2013	2014 - 2017			2018 - 2022			Total
Genco(a)	$30	$100	-	$125	$220	-	$270	$350	-	$425
AERG	5	20	-	25	20	-	25	45	-	55
Total(b)	$35	$120	-	$150	$240	-	$295	$395	-	$480

(a)	Includes estimated costs of approximately $20 million annually, excluding capitalized interest, from 2013 through 2017 for the construction of two scrubbers at the Newton energy center.

(b)	Assumes the Merchant Generation facilities are owned by Ameren.
The decision to make pollution control equipment investments at AER depends on whether the expected future market price for power reflects the increased cost for environmental compliance. During early 2012, the observable market price for power for delivery in that year and in future years sharply declined below 2011 levels primarily because of declining natural gas prices, as well as the impact from the stay of the CSAPR. As a result of this sharp decline in the market price for power, as well as uncertain environmental regulations, Genco decelerated the construction of two scrubbers at its Newton energy center. The table above includes Genco's estimated costs of approximately $20 million annually, excluding capitalized interest, from 2013 through 2017 for the construction of the two Newton energy center scrubbers. Based on the MPS variance granted by the Illinois Pollution Control Board in September 2012, AER is currently scheduled to complete the Newton scrubbers by the end of 2019. See additional information below regarding the MPS variance granted by the Illinois Pollution Control Board.
The following sections describe the more significant environmental rules that affect or could affect our operations.
Clean Air Act
Both federal and state laws require significant reductions in SO2 and NOx emissions that result from burning fossil fuels. In March 2005, the EPA issued regulations with respect to SO2 and NOx emissions (the CAIR). The CAIR required generating facilities in 28 states, including Missouri and Illinois, and the District of Columbia, to participate in cap-and-trade programs to reduce annual SO2 emissions, annual NOx emissions, and ozone season NOx emissions.
In December 2008, the United States Court of Appeals for the District of Columbia Circuit remanded the CAIR to the EPA for further action to remedy the rule's flaws, but allowed the CAIR's cap-and-trade programs to remain effective until they are replaced by the EPA. In July 2011, the EPA issued the CSAPR as the CAIR replacement. The CSAPR was to become effective on January 1, 2012, for SO2 and annual NOx reductions and on May 1, 2012, for ozone season NOx reductions, with further reductions in 2014. On December 30, 2011, the United States Court of Appeals for the District of Columbia Circuit issued a stay of the CSAPR. In August 2012, the United States Court of Appeals for the District of Columbia Circuit issued a ruling that vacated the CSAPR in its entirety, finding that the EPA exceeded its authority in imposing the CSAPR's emission limits on states. In January 2013, the full Court of Appeals for the District of Columbia Circuit denied the EPA's request for rehearing. The EPA will continue to administer the CAIR until a new rule is ultimately adopted or the decision to vacate the CSAPR is overturned by the United States Supreme Court.
In December 2011, the EPA issued the MATS under the Clean Air Act, which require emission reductions for mercury and other hazardous air pollutants, such as acid gases, toxic metals, and particulate matter by setting emission limits equal to the average emissions of the best performing 12% of existing coal and oil-fired electric generating units. Also, the standards require reductions in hydrogen chloride emissions, which were not regulated previously, and for the first time require continuous monitoring systems for hydrogen chloride, mercury and particulate matter that are not currently in place. The MATS do not require a specific control technology to achieve the emission reductions. The MATS will apply to each unit at a coal-fired power plant; however, emission compliance can be achieved by averaging emissions from similar electric generating units at the same power plant. Compliance is required by April 2015 or, with a case-by-case extension, by April 2016. Ameren Missouri's Labadie and Meramec energy centers requested and were granted extensions to comply with the MATS by April 2016.
Separately, in December 2012, the EPA issued a final rule that made the national ambient air quality standard for fine particulate matter more stringent. States must develop control measures designed to reduce the emission of fine particulate matter below required levels to achieve compliance with the new standard. Such measures may or may not apply to energy centers but could require reductions in SO2 and NOx emissions. Compliance with the finalized rule is required by 2020, or 2025 if an extension of time to achieve compliance is granted. Ameren is currently evaluating the new standard while the states of Missouri and Illinois develop their attainment plans.
In September 2011, the EPA announced that it was implementing the 2008 national ambient air quality standard for ozone. The EPA is required to revisit this standard for ozone again in 2013. The states of Illinois and Missouri will be required to develop attainment plans to comply with the 2008 ambient air quality standards for ozone, which could result in additional emission control requirements for power plants by 2020. Ameren continue to assess the impacts of these new standards.
Ameren Missouri's current environmental compliance plan for air emissions from its energy centers includes burning ultra-low-sulfur coal and installing new or optimizing existing pollution control equipment. In July 2011, Ameren Missouri contracted to procure significantly higher volumes of lower-sulfur-content coal than Ameren Missouri's energy centers have historically burned, which allowed Ameren Missouri to eliminate or postpone capital expenditures for pollution control equipment. In 2010, Ameren Missouri completed the installation of two scrubbers at its Sioux energy center to reduce SO2 emissions. Currently, Ameren Missouri's compliance plan assumes the installation of two scrubbers within its coal-fired fleet, mercury control technology, and precipitator upgrades at multiple energy centers during the next 10 years. However, Ameren Missouri is currently evaluating its operations and options to determine how to comply with the MATS and other recently finalized or proposed EPA regulations.
In September 2012, the Illinois Pollution Control Board granted AER a variance to extend compliance dates for SO2 emission levels contained in the MPS through December 31, 2019, subject to certain conditions described below. The Illinois Pollution Control Board approved AER's proposed plan to restrict its SO2 emissions through 2014 to levels lower than those previously required by the MPS to offset any environmental impact from the variance. The Illinois Pollution Control Board's order also included the following provisions:

•
A schedule of milestones for completion of various aspects of the installation and completion of the scrubber projects at Genco's Newton energy center; the first milestone relates to the completion of engineering design by July 2015 while the last milestone relates to major equipment components being placed into final position on or before September 1, 2019.

•
A requirement for AER to refrain from operating the Meredosia and Hutsonville energy centers through December 31, 2020; however, this restriction does not impact Genco's ability to make the Meredosia energy center available for any parties that may be interested in repowering one of its units to create an oxy-fuel combustion coal-fired energy center designed for permanent carbon dioxide capture and storage.

As a condition to IPH’s obligation to complete the acquisition of New AER, the Illinois Pollution Control Board must approve the transfer to IPH of, or otherwise approve a variance in favor of IPH on the same terms as, AER’s variance related to the Illinois MPS. In May 2013, AER and IPH filed a transfer request with the Illinois Pollution Control Board, which was subsequently denied by the board on procedural grounds. On July 22, 2013, IPH, AER and Medina Valley, as current and future owners of the coal-fired energy centers, filed a request for a variance with the Illinois Pollution Control Board seeking the same relief as the existing AER variance. The Illinois Pollution Control Board has until late November 2013 to issue a decision. See Note 16 - Divestiture Transactions and Discontinued Operations for additional information regarding Ameren’s divestiture of AER.
Under the MPS, AER is required to reduce mercury and NOx emissions by 2015 and SO2 emissions by the end of 2019. The Illinois Pollution Control Board's September 2012 variance gives AER additional time for economic recovery and related power price improvements necessary to support scrubber installations and other pollution controls at some of AER's energy centers. To comply with the MPS and other air emissions laws and regulations, Genco and AERG are installing equipment designed to reduce their emissions of mercury, NOx, and SO2. Genco and AERG have installed a total of three scrubbers at two energy centers. Two additional scrubbers are being constructed at Genco's Newton energy center. AER will continue to review and adjust its compliance plans in light of evolving outlooks for power and capacity prices, delivered fuel costs, emission standards required under environmental laws and regulations and compliance technologies, among other factors.
Environmental compliance costs could be prohibitive at some of Ameren's, Ameren Missouri's and AER's energy centers as the expected return from these investments, at current market prices for energy and capacity, might not justify the required capital expenditures or their continued operation, which could result in the impairment of long-lived assets.
Emission Allowances
The Clean Air Act created marketable commodities called emission allowances under the acid rain program, the NOx budget trading program, and the CAIR. Environmental regulations, including those relating to the timing of the installation of pollution control equipment, fuel mix, and the level of operations will have a significant impact on the number of allowances required for ongoing operations. The CAIR uses the acid rain program's allowances for SO2 emissions and created annual and ozone season NOx allowances. Ameren expects to have adequate CAIR allowances for 2013 to avoid needing to make external purchases to comply with these programs.
Global Climate Change
State and federal authorities, including the United States Congress, have considered initiatives to limit greenhouse gas emissions and to address global climate change. Potential impacts from any climate change legislation or regulation could vary, depending upon proposed CO2 emission limits, the timing of implementation of those limits, the method of distributing any allowances, the degree to which offsets are allowed and available, and provisions for cost-containment measures, such as a “safety valve” provision that provides a maximum price for emission allowances. As a result of our fuel portfolio, our emissions of greenhouse gases vary among our energy centers, but coal-fired power plants are significant sources of CO2. The enactment of a climate change law could result in a significant rise in rates for electricity and thereby household costs. The burden could fall particularly hard on electricity consumers and upon the economy in the Midwest because of the region's reliance on electricity generated by coal-fired power plants. Natural gas emits about half as much CO2 as coal when burned to produce electricity. Therefore, climate change regulations could cause the conversion of coal-fired power plants to natural gas, or the construction of new natural gas plants to replace coal-fired power plants. As a result, economywide shifts to natural gas as a fuel source for electricity generation also could affect the cost of heating for our utility customers and many industrial processes that use natural gas.
In December 2009, the EPA issued its “endangerment finding” under the Clean Air Act, which stated that greenhouse gas emissions, including CO2, endanger human health and welfare and that emissions of greenhouse gases from motor vehicles contribute to that endangerment. In March 2010, the EPA issued a determination that greenhouse gas emissions from stationary sources, such as power plants, would be subject to regulation under the Clean Air Act effective the beginning of 2011. As a result of these actions, we are required to consider the emissions of greenhouse gases in any air permit application.
Recognizing the difficulties presented by regulating at once virtually all emitters of greenhouse gases, the EPA issued the “Tailoring Rule,” which established new higher emission thresholds beginning in January 2011, for regulating greenhouse gas emissions from stationary sources, such as power plants. The rule requires any source that already has an operating permit to have greenhouse-gas-specific provisions added to its permits upon renewal. Currently, all Ameren energy centers have operating permits that, when renewed, may be modified to address greenhouse gas emissions. The Tailoring Rule also provides that if projects performed at major sources result in an increase in emissions of greenhouse gases over an applicable annual threshold, such projects could trigger permitting requirements under the NSR programs and the application of best available control technology, if any, to control greenhouse gas emissions. New major sources are also required to obtain such a permit and to install the best available control technology if their greenhouse gas emissions exceed the applicable emissions threshold. The extent to which the Tailoring Rule could have a material impact on our energy centers depends upon how state agencies apply the EPA's guidelines as to what constitutes the best available control technology for greenhouse gas emissions from power plants and whether physical changes or changes in operations subject to the rule occur at our energy centers. In June 2012, the United States Court of Appeals for the District of Columbia Circuit upheld the Tailoring Rule.
Separately, in March 2012, the EPA issued the proposed Carbon Pollution Standard for New Power Plants. This proposed NSPS for greenhouse gas emissions would apply only to new fossil-fuel fired electric energy centers and therefore does not affect any of Ameren's existing energy centers. Ameren anticipates this proposed rule, if enacted, could make the construction of new coal-fired energy centers in the United States prohibitively expensive. A final rule is expected in 2013. Any federal climate change legislation that is enacted may preempt the EPA's regulation of greenhouse gas emissions, including the Tailoring Rule and the Carbon Pollution Standard for New Power Plants.
Future federal and state legislation or regulations that mandate limits on the emission of greenhouse gases would likely result in significant increases in capital expenditures and operating costs, which, in turn, could lead to increased liquidity needs and higher financing costs. Moreover, to the extent Ameren Missouri requests recovery of these costs through rates, its regulators might delay or deny timely recovery of these costs. Excessive costs to comply with future legislation or regulations might force Ameren, Ameren Missouri and AER as well as other similarly situated electric power generators to close some coal-fired facilities earlier than planned, which could lead to possible impairment of assets and reduced revenues. As a result, mandatory limits could have a material adverse impact on Ameren's results of operations, financial position, and liquidity.
Recent federal court decisions have considered the application of common law causes of action, such as nuisance, to address damages resulting from global climate change. In March 2012, the United States District Court for the Southern District of Mississippi dismissed the Comer v. Murphy Oil lawsuit, which alleged that CO2 emissions from several industrial companies, including Ameren Missouri, Genco, and AERG, created atmospheric conditions that intensified Hurricane Katrina, thereby causing property damage. The case has been appealed to the appellate court.
The impact on us of future initiatives related to greenhouse gas emissions and global climate change is unknown. Compliance costs could increase as future federal legislative, federal regulatory, and state-sponsored initiatives to control greenhouse gases continue to progress, making it more likely that some form of greenhouse gas emissions control will eventually be required. Since these initiatives continue to evolve, their impact on our coal-fired energy centers and our customers' costs is unknown, but they could result in significant increases in our capital expenditures and operating costs. The compliance costs could be prohibitive at some of our energy centers as the expected return from these investments, at current market prices for energy and capacity, might not justify the required capital expenditures or their continued operation, which could result in the impairment of long-lived assets.
NSR and Clean Air Litigation
The EPA is engaged in an enforcement initiative to determine whether coal-fired power plants failed to comply with the requirements of the NSR and NSPS provisions under the Clean Air Act when the plants implemented modifications. The EPA's inquiries focus on whether projects performed at power plants should have triggered various permitting requirements and the installation of pollution control equipment.
Commencing in 2005, Genco received a series of information requests from the EPA pursuant to Section 114(a) of the Clean Air Act. The requests sought detailed operating and maintenance history data with respect to Genco's Coffeen, Hutsonville, Meredosia, Newton, and Joppa energy centers and AERG's E.D. Edwards and Duck Creek energy centers. In August 2012, Genco received a Notice of Violation from the EPA alleging violations of permitting requirements including Title V of the Clean Air Act. The EPA contends that projects performed in 1997, 2006, and 2007 at Genco's Newton energy center violated federal law. Genco believes its defenses to the allegations described in the Notice of Violation are meritorious. Ameren is unable to predict the outcome of this matter and whether the EPA will address this Notice of Violation administratively or through litigation.
Following the issuance of a Notice of Violation, in January 2011, the Department of Justice on behalf of the EPA filed a complaint against Ameren Missouri in the United States District Court for the Eastern District of Missouri. The EPA's complaint alleges that in performing projects at its Rush Island coal-fired energy center, Ameren Missouri violated provisions of the Clean Air Act and Missouri law. In January 2012, the United States District Court granted, in part, Ameren Missouri's motion to dismiss various aspects of the EPA's penalty claims. The EPA's claims for injunctive relief, including to require the installation of pollution control equipment, remain. Litigation of this matter could take many years to resolve. Ameren Missouri believes its defenses to the allegations described in the complaint as well as the Notices of Violation are meritorious. Ameren Missouri will defend itself vigorously. However, there can be no assurances that it will be successful in its efforts.
Ultimate resolution of these matters could have a material adverse impact on the future results of operations, financial position, and liquidity of Ameren. A resolution could result in increased capital expenditures for the installation of pollution control equipment, increased operations and maintenance expenses, and penalties. We are unable to predict the ultimate resolution of these matters or the costs that might be incurred.
Clean Water Act
In March 2011, the EPA announced a proposed rule applicable to cooling water intake structures at existing power plants that have the ability to withdraw more than 2 million gallons of water per day from a body of water and use at least 25 percent of that water exclusively for cooling. Under the proposed rule, affected facilities would be required either to meet mortality limits for aquatic life impinged on the plant's intake screens or to reduce intake velocity to a specified level. The proposed rule also requires existing power plants to meet site-specific entrainment standards or to reduce the cooling water intake flow commensurate with the intake flow of a closed-cycle cooling system. The final rule is scheduled to be issued in June 2013, with compliance expected within eight years thereafter. All coal-fired, nuclear, and combined cycle energy centers at Ameren Missouri and AER with cooling water systems are subject to this proposed rule. The proposed rule did not mandate cooling towers at existing facilities, as other technology options potentially could meet the site-specific standards. Ameren, Ameren Missouri and AER are currently evaluating the proposed rule, and their assessment of the proposed rule's impacts is ongoing. Therefore, we cannot predict at this time the capital or operating costs associated with compliance. The proposed rule, if adopted, could have an adverse effect on our results of operations, financial position, and liquidity if its implementation requires the installation of cooling towers at our energy centers.
In September 2009, the EPA announced its plan to revise the effluent guidelines applicable to steam electric generating units under the Clean Water Act. Effluent guidelines are national standards for wastewater discharges to surface water that are based on the effectiveness of available control technology. The EPA is engaged in information collection and analysis activities in support of this rulemaking. It has indicated that it expects to issue a proposed rule in April 2013 and to finalize the rule in May 2014. We are unable at this time to predict the impact of this development.
Remediation
We are involved in a number of remediation actions to clean up hazardous waste sites as required by federal and state law. Such statutes require that responsible parties fund remediation actions regardless of their degree of fault, the legality of original disposal, or the ownership of a disposal site. Ameren Missouri and Ameren Illinois have each been identified by the federal or state governments as a potentially responsible party (PRP) at several contaminated sites.
As part of the transfer of generation assets by our rate-regulated utility operations in Illinois to Genco in May 2000 and to AERG in October 2003, Ameren Illinois’ predecessor companies contractually agreed to indemnify Genco and AERG for claims relating to pre-existing environmental conditions at the transferred sites. The plant transfer agreements between both Genco and Ameren Illinois and AERG and Ameren Illinois will be amended as part of the transaction agreement for Ameren to divest New AER to IPH. The agreements will specify that all environmental liabilities associated with the Meredosia and Hutsonville energy centers will be assumed by Medina Valley. The agreements will also specify that Genco and AERG will no longer be indemnified by Ameren Illinois with respect to the environmental liabilities associated with Genco’s Newton and Coffeen energy centers and AERG’s E.D. Edwards and Duck Creek energy centers. See Note 16 - Divestiture Transactions and Discontinued Operations for additional information regarding Ameren’s divestiture of New AER.
As of December 31, 2012, Ameren Illinois owned or was otherwise responsible for 44 former MGP sites in Illinois. These are in various stages of investigation, evaluation, remediation and closure. Based on current estimated plans, Ameren and Ameren Illinois could substantially conclude remediation efforts at most of these sites by 2018. The ICC permits Ameren Illinois to recover remediation and litigation costs associated with its former MGP sites from its electric and natural gas utility customers through environmental adjustment rate riders. To be recoverable, such costs must be prudently and properly incurred. Costs are subject to annual review by the ICC.
As of December 31, 2012, Ameren Missouri has one remaining former MGP site for which remediation is scheduled. Remediation is complete at the other Ameren Missouri former MGP sites. Ameren Missouri does not currently have a rate rider mechanism that permits it to recover from utility customers remediation costs associated with MGP sites from utility customers.
The following table presents, as of December 31, 2012, the estimated probable obligation to remediate these former MGP sites.

Estimate		Recorded Liability(a)
Low	High
$257	$339	$257

(a)	Recorded liability represents the estimated minimum probable obligations, as no other amount within the range provided a better estimate.
The scope and extent to which these sites are remediated has increased as remediation efforts continue. Considerable uncertainty remains in these estimates as many factors can influence the ultimate actual costs, including site specific unanticipated underground structures, the degree to which groundwater is encountered, regulatory changes, local ordinances and site accessibility. The actual costs may vary substantially from these estimates.
Ameren Illinois utilized an off-site landfill, which Ameren Illinois did not own, in connection with its operation of the Coffeen energy center. While not currently mandated, Ameren Illinois may be required to perform certain remediation activities associated with that landfill. As of December 31, 2012, Ameren Illinois estimated the obligation related to the cleanup at $0.5 million to $6 million. Ameren recorded a liability of $0.5 million to represent its estimated minimum obligation for this site, as no other amount within the range was a better estimate. Ameren Illinois is also responsible for the cleanup of a landfill, underground storage tanks, and a water treatment plant in Illinois. As of December 31, 2012, Ameren recorded a liability of $0.8 million to represent its estimate of the obligation for these sites.
Ameren Missouri has responsibility for the investigation and potential cleanup of two waste sites in Missouri as a result of federal agency mandates. One of the cleanup sites is a former coal tar distillery located in St. Louis, Missouri. In 2008, the EPA issued an administrative order to Ameren Missouri pertaining to this distillery operated by Koppers Company or its predecessor and successor companies. Ameren Missouri is the current owner of the site, but Ameren Missouri did not conduct any of the manufacturing operations involving coal tar or its byproducts. Ameren Missouri, along with two other PRPs, is currently performing a site investigation. As of December 31, 2012, Ameren Missouri estimated its obligation at $2 million to $5 million. Ameren recorded a liability of $2 million to represent its estimated minimum obligation, as no other amount within the range was a better estimate. Ameren Missouri's other active federal agency-mandated cleanup site in Missouri is a site in Cape Girardeau. Ameren Missouri was a customer of an electrical equipment repair and disposal company that previously operated a facility at this site. A trust was established in the early 1990s by several businesses and governmental agencies to fund the cleanup of this site, which was completed in 2005. Ameren Missouri anticipates that this trust fund will be sufficient to complete the remaining adjacent off-site cleanup and it therefore has no recorded liability at December 31, 2012, for this site.
Ameren Missouri also has a federal agency mandate to complete an investigation for a site in Illinois. In 2000, the EPA notified Ameren Missouri and numerous other companies, including Solutia, that former landfills and lagoons in Sauget, Illinois, may contain soil and groundwater contamination. These sites are known as Sauget Area 2. From about 1926 until 1976, Ameren Missouri operated an energy center adjacent to Sauget Area 2. Ameren Missouri currently owns a parcel of property that was once used as a landfill. Under the terms of an Administrative Order on Consent, Ameren Missouri joined with other PRPs to evaluate the extent of potential contamination with respect to Sauget Area 2.
The Sauget Area 2 investigations overseen by the EPA have been completed. The results have been submitted to the EPA and a record of decision is expected in 2013. Once the EPA has selected a remedy, if any, it would begin negotiations with various PRPs regarding implementation. Over the last several years, numerous other parties have joined the PRP group. In addition, Pharmacia Corporation and Monsanto Company have agreed to assume the liabilities related to Solutia's former chemical waste landfill in the Sauget Area 2. As of December 31, 2012, Ameren Missouri estimated its obligation at $0.3 million to $10 million. Ameren recorded a liability of $0.3 million to represent its estimated minimum obligation, as no other amount within the range was a better estimate.
In December 2012, Ameren Missouri signed an administrative order with the EPA and agreed to investigate soil and groundwater conditions at an Ameren Missouri owned substation in St. Charles, Missouri. As of December 31, 2012, Ameren Missouri estimated the obligation related to the cleanup at $1.5 million to $2.3 million. Ameren recorded a liability of $1.5 million to represent its estimated minimum obligation for this site, as no other amount within the range was a better estimate.
Our operations or those of our predecessor companies involve the use of, disposal of, and in appropriate circumstances, the cleanup of substances regulated under environmental laws. We are unable to determine whether such practices will result in future environmental commitments or will affect our results of operations, financial position, or liquidity.
Ash Management
There has been activity at both state and federal levels regarding additional regulation of ash pond facilities and CCR. In May 2010, the EPA announced proposed new regulations regarding the regulatory framework for the management and disposal of CCR, which could affect future disposal and handling costs at our energy centers. Those proposed regulations include two options for managing CCRs under either solid or hazardous waste regulations, but either alternative would allow for some continued beneficial uses, such as recycling of CCR without classifying it as waste. As part of its proposal, the EPA is considering alternative regulatory approaches that require coal-fired power plants either to close surface impoundments, such as ash ponds, or to retrofit such facilities with liners. Existing impoundments and landfills used for the disposal of CCR would be subject to groundwater monitoring requirements and requirements related to closure and postclosure care under the proposed regulations. Additionally, in January 2010, the EPA announced its intent to develop regulations establishing financial responsibility requirements for the electric generation industry, among other industries, and it specifically discussed CCR as a reason for developing the new requirements. We are currently evaluating all of the proposed regulations to determine whether current management of CCR, including beneficial reuse, and the use of the ash ponds should be altered. We also are evaluating the potential costs associated with compliance with the proposed regulation of CCR impoundments and landfills, which could be material, if such regulations are adopted.
Pumped-storage Hydroelectric Facility Breach
In December 2005, there was a breach of the upper reservoir at Ameren Missouri's Taum Sauk pumped-storage hydroelectric energy center. This resulted in significant flooding in the local area, which damaged a state park. The rebuilt Taum Sauk energy center became fully operational in April 2010.
Ameren Missouri had liability insurance coverage for the Taum Sauk incident, subject to certain limits and deductibles. As of December 31, 2012, Ameren had an insurance receivable balance of $68 million. Ameren's results of operations, financial position and liquidity could be adversely affected if its remaining liability insurance claims are not paid by insurers.
In June 2010, Ameren Missouri sued an insurance company that was providing Ameren Missouri with liability coverage on the date of the Taum Sauk incident. In the litigation, filed in the United States District Court for the Eastern District of Missouri, Ameren Missouri claimed that the insurance company breached its duty to indemnify Ameren Missouri for the losses resulting from the incident. In January 2011, the court ruled that the parties must first pursue alternative dispute resolution under the terms of their coverage agreement. Ameren Missouri appealed the January 2011 ruling to the United States Court of Appeals for the Eighth Circuit. In August 2012, the court of appeals remanded the case to the district court for consideration of whether Missouri law voids the alternative dispute resolution provision of the insurance policy.
Separately, in April 2012, Ameren Missouri sued a second insurance company that was providing Ameren Missouri with liability coverage on the date of the Taum Sauk incident. In the April 2012 litigation, Ameren Missouri claimed the insurance company breached its duty to indemnify Ameren Missouri for the losses resulting from the incident. In a November 2012 ruling, the United States District Court for the Eastern District of Missouri denied the insurer's motion to require arbitration. The insurer filed an appeal in the United States Court of Appeals for the Eighth Circuit.
Asbestos-related Litigation
Ameren has been named, along with numerous other parties, in a number of lawsuits filed by plaintiffs claiming varying degrees of injury from asbestos exposure. Most have been filed in the Circuit Court of Madison County, Illinois. The total number of defendants named in each case varies, with as many as 272 parties named in some pending cases and as few as two in others. In the cases pending as of December 31, 2012, the average number of parties was 79.
The claims filed against Ameren, Ameren Missouri and Ameren Illinois allege injury from asbestos exposure during the plaintiffs' activities at our present or former energy centers.
Former CIPS energy centers are now owned by Genco, and former CILCO energy centers are now owned by AERG. As a condition to the transfer of ownership of the CIPS and CILCO energy centers, CIPS and CILCO, now Ameren Illinois, contractually agreed to indemnify Genco and AERG, respectively, for liabilities associated with asbestos-related claims arising or existing from activities prior to the transfer. The plant transfer agreement between Genco and Ameren Illinois and the plant transfer agreement between AERG and Ameren Illinois each will be amended pursuant to the transaction agreement in which Ameren agrees to divest New AER to IPH. The amended plant transfer agreements will provide that Ameren Illinois will continue to retain asbestos exposure-related liabilities for claims arising or existing from activities prior to the transfer of the ownership of the CIPS and CILCO energy centers to Genco and AERG. IPH will be responsible for any asbestos-related claims arising from activities that occur after IPH takes ownership of New AER. Any asbestos-related claims arising solely from activities post transfer of the energy centers from CIPS and CILCO to Genco and AERG, respectively, but prior to IPH taking ownership of New AER, of which there are currently none, will be retained by Ameren. See Note 16 - Divestiture Transactions and Discontinued Operations for additional information regarding Ameren's divestiture of New AER.
The following table presents the pending asbestos-related lawsuits filed against the Ameren Companies as of December 31, 2012:

Ameren	Ameren Missouri	Ameren Illinois	Total(a)
4	74	96	121

(a)	Total does not equal the sum of the subsidiary unit lawsuits because some of the lawsuits name multiple Ameren entities as defendants.
At December 31, 2012, Ameren had liabilities of $23 million recorded to represent its best estimate of its obligations related to asbestos claims.
Ameren Illinois has a tariff rider to recover the costs of asbestos-related litigation claims, subject to the following terms: 90% of cash expenditures in excess of the amount included in base electric rates are to be recovered from a trust fund that was established when Ameren acquired IP. At December 31, 2012, the trust fund balance was $23 million, including accumulated interest. If cash expenditures are less than the amount in base rates, Ameren Illinois will contribute 90% of the difference to the fund. Once the trust fund is depleted, 90% of allowed cash expenditures in excess of base rates will be recovered through charges assessed to customers under the tariff rider. The rider will permit recovery only from customers within IP’s historical service territory.
Ameren Illinois Municipal Taxes
Ameren Illinois received tax liability notices from the city of O'Fallon, Illinois relating to prior-period electric and natural gas municipal taxes. The city alleges that Ameren Illinois failed to collect prior-period taxes from more than 2,100 local resident addresses primarily in newly annexed areas for the period 2005 through 2010. Ameren Illinois is challenging the city's position on this matter. Ameren Illinois believes its defenses to the notices of tax liability are meritorious and will defend itself vigorously.  As of December 31, 2012, Ameren Illinois did not believe it was probable that the city of O'Fallon would prevail and therefore have not recorded a charge to earnings for a loss contingency related to this matter.  Should Ameren Illinois ultimately be found liable for these prior-period municipal taxes, the amount is estimated between $2 million and $4 million, including interest and penalties. In addition, at the end of 2012, the city of O'Fallon and six other cities issued tax liability notices alleging that Ameren Illinois failed to collect prior-period taxes from certain local resident addresses. At this time, it is too early in Ameren Illinois' review of the additional notices to reasonably estimate any likelihood of loss.